INVESTMENTS IN UNCONSOLIDATED ENTITIES	12 Months Ended
Dec. 31, 2012
Notes to Consolidated Financial Statements [Abstract]
Investments in Unconsolidated Entities

NOTE 4. INVESTMENTS IN UNCONSOLIDATED ENTITIES

We generally account for investments under the equity method when we have an ownership interest of 20 to 50 percent. In these cases, our pro rata shares of the entities' net assets are included in Investments on the Consolidated Balance Sheets. These investments are adjusted for our share of each investee's earnings or losses, dividends, and other comprehensive income or loss.

The carrying value of unconsolidated entities is evaluated for impairment under the U.S. GAAP provisions for equity method investments.

We summarize our investment balances and earnings below:

EQUITY METHOD AND OTHER INVESTMENTS ON THE CONSOLIDATED BALANCE SHEETS
(Dollars in millions)
	Investment at December 31,
	2012	2011
Sempra Mexico:
Gasoductos de Chihuahua	$340	$302
Sempra Renewables:
Auwahi Wind	72	11
Cedar Creek 2 Wind Farm	93	95
Fowler Ridge 2 Wind Farm	47	50
Flat Ridge 2 Wind Farm	291	146
Mehoopany Wind Farm	89	88
Sempra Natural Gas:
Rockies Express Pipeline LLC	361	800
Parent and other:
RBS Sempra Commodities LLP	126	126
Other	8	11
Total equity method investments	1,427	1,629
Other(1)	89	42
Total	$1,516	$1,671
(1)	Other includes Sempra South American Utilities' $11 million in real estate investments at both December 31, 2012 and 2011, and Sempra Natural Gas' $74 million and $21 million investment in industrial development bonds at Mississippi Hub at December 31, 2012 and 2011, respectively.

EQUITY METHOD INVESTMENTS ON THE CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in millions)
	Years ended December 31,
	2012		2011		2010
Earnings (losses) recorded before income tax:
Parent and other:
Impairments	$	―		$(16)		$(305)
Other equity losses		―		(8)		(9)
Total RBS Sempra Commodities LLP	$	―		$(24)		$(314)
Sempra Natural Gas:
Impairment		$(400)	$	―	$	―
Income tax make-whole payment received		41		―		―
Other equity earnings		47		43		43
Total Rockies Express Pipeline LLC		$(312)		$43		$43
Sempra Renewables:
Cedar Creek 2 Wind Farm		$(4)		$(2)	$	―
Fowler Ridge 2 Wind Farm		(3)		(4)		1
Flat Ridge 2 Wind Farm		1		―		―
Sempra Natural Gas:
Elk Hills Power		―		―		(13)
Parent and other:
Other		(1)		(4)		(9)
Total other		$(7)		$(10)		$(21)

Earnings (losses) recorded net of income tax:
Sempra South American Utilities:
Sodigas Pampeana and Sodigas Sur	$	―		$(1)		$(44)
Chilquinta Energía(1)		―		12		33
Luz del Sur(1)		―		12		41
Sempra Mexico:
Gasoductos de Chihuahua		36		29		19
		$36		$52		$49
(1)	These investments were accounted for under the equity method until April 6, 2011, when they became consolidated entities upon our acquisition of additional ownership interests.

Our share of the undistributed earnings of equity method investments was $107 million and $78 million at December 31, 2012 and 2011, respectively. The December 31, 2012 and 2011 balances do not include remaining distributions of $126 million associated with our investment in RBS Sempra Commodities, which we expect to receive from the partnership as it is dissolved, as we discuss below.

Equity method goodwill related to our unconsolidated subsidiary located in Mexico is included in Investments on the Sempra Energy Consolidated Balance Sheets and its functional currency is U.S. dollars. These amounts are:

  $65 million at December 31, 2012
  $64 million at December 31, 2011

We discuss our equity method investments below.

SEMPRA SOUTH AMERICAN UTILITIES

As discussed in Note 3, on April 6, 2011, Sempra South American Utilities acquired from AEI its interests in Chilquinta Energía in Chile and Luz del Sur in Peru, and their subsidiaries. Prior to the acquisition, Sempra South American Utilities and AEI each owned 50 percent of Chilquinta Energía and approximately 38 percent of Luz del Sur. Chilquinta Energía and Luz del Sur are consolidated effective April 6, 2011 and are no longer recorded as equity method investments.

Sempra South American Utilities owns 43 percent of two Argentine natural gas utility holding companies, Sodigas Pampeana and Sodigas Sur. As a result of the devaluation of the Argentine peso at the end of 2001 and subsequent changes in the value of the peso, Sempra South American Utilities reduced the carrying value of its investment by a cumulative total of $270 million as of December 31, 2012. These noncash adjustments, based on fluctuations in the value of the Argentine peso, did not affect earnings, but were recorded in Comprehensive Income and Accumulated Other Comprehensive Income (Loss). The Argentine economic decline and government responses (including Argentina's unilateral, retroactive abrogation of utility agreements early in 2002) continue to adversely affect the operations of these Argentine utilities. In 2002, Sempra South American Utilities initiated arbitration proceedings at the International Center for the Settlement of Investment Disputes (ICSID) under the 1994 Bilateral Investment Treaty between the United States and Argentina for recovery of the diminution of the value of its investments that has resulted from Argentine governmental actions. In September 2007, the tribunal awarded us compensation of $172 million, which included interest up to the award date. In January 2008, Argentina filed an action at the ICSID seeking to annul the award. In June 2010, the Annulment Committee granted Argentina's petition for annulment of the award. This action did not impact our earnings, as we did not record the original award pending assurance of collectability. On November 3, 2010, Sempra South American Utilities resubmitted arbitration proceedings against Argentina before the ICSID on the same and similar grounds as the 2002 filing, and following submission of each party's pleadings, a hearing on the claim was held in April 2012. The parties filed post-hearing briefs in June 2012, and we are awaiting a decision from the ICSID tribunal.

In a separate but related proceeding related to our political risk insurance policy, we negotiated a $48 million settlement that was collected in September 2010. The proceeds from the settlement are reported in Other Income, Net, on the Consolidated Statement of Operations for the year ended December 31, 2010.

In December 2006, we decided to sell our Argentine investments, and we continue to actively pursue their sale. We adjusted our investments to estimated fair value, recording a noncash impairment charge to 2006 earnings of $221 million. In September 2010, we concluded that, although the ICSID claim had been annulled, rate increases sought in Argentina would continue to be delayed. We believe this continued uncertainty has impacted the fair value of our net investment in the two Argentine companies, and recorded a noncash impairment charge of $24 million in the third quarter of 2010. The Sodigas Pampeana and Sodigas Sur fair value was significantly impacted by unobservable inputs (Level 3) as defined by the accounting guidance for fair value measures, which we discuss in Note 1 under “Fair Value Measurements.” The inputs included discount rates and estimated future cash flows. Such cash flows considered the value of those businesses with positive cash flows, the value of the non-operating assets, and the probability-weighted value of anticipated rate increases, considering both the timing and magnitude of such increases. In the fourth quarter of 2010, based on our continuing intention to sell the investments and recent comparable transactions in the Argentine energy market, we recorded an additional noncash impairment charge of $20 million. We determined the fair value using the recent comparable transactions (Level 2). Also in the fourth quarter of 2010, we recorded an income tax benefit of $15 million related to the impairment charges. These pretax adjustments to fair value are reported in Equity Earnings, Net of Income Tax, while the related tax benefit is reported in Income Tax Expense on the Consolidated Statement of Operations for the year ended December 31, 2010.

SEMPRA MEXICO

Sempra Mexico owns a 50-percent interest in Gasoductos de Chihuahua, a joint venture with PEMEX. The joint venture operates two natural gas pipelines and a propane system in northern Mexico. Sempra Mexico acquired its investment in Gasoductos de Chihuahua as part of the purchase of Mexican pipeline and natural gas infrastructure assets that we discuss in Note 3.

SEMPRA RENEWABLES

Sempra Renewables accounts for its investments in all of the following projects using the equity method.

During 2012 and 2011, Sempra Renewables invested $291 million and $146 million, respectively, in a joint venture with BP Wind Energy, a wholly owned subsidiary of BP p.l.c., to develop the 470-MW Flat Ridge 2 Wind Farm project near Wichita, Kansas, which became operational in December 2012. In December 2012, Sempra Renewables received a $148 million return of investment from Flat Ridge 2.

During 2012 and 2011, Sempra Renewables invested $20 million and $88 million, respectively, in a joint venture with BP Wind Energy to develop the 141-MW Mehoopany Wind Farm project near Wyoming County, Pennsylvania, which became operational in December 2012. In 2012, Sempra Renewables received a $17 million return of capital from Mehoopany Wind.

During 2012 and 2011, Sempra Renewables invested $62 million and $11 million, respectively, in a joint venture with BP Wind Energy to develop the 21-MW Auwahi Wind project in the southeastern region of Maui, a project that was previously wholly owned by Sempra Renewables. The project became operational in December 2012.

In October 2010, Sempra Renewables invested $209 million to become an equal partner with BP Wind Energy to develop the 250-MW Cedar Creek 2 project near New Raymer, Colorado, which became operational in June 2011. Upon obtaining a construction loan in December 2010, the joint venture returned $96 million of Sempra Renewables' investment.

During 2009, Sempra Renewables invested $235 million to become an equal partner with BP Wind Energy to develop the 200-MW Fowler Ridge 2 project near Indianapolis, Indiana, which became operational in December 2009. In August 2010, Sempra Renewables received a $180 million return of capital from Fowler Ridge 2.

We discuss Cedar Creek 2 and Fowler Ridge 2 further in Note 5.

SEMPRA NATURAL GAS

Sempra Natural Gas owns a 25-percent interest in Rockies Express, a partnership that operates a natural gas pipeline, the Rockies Express Pipeline (REX), that links producing areas in the Rocky Mountain region to the upper Midwest and the eastern United States. In November 2012, Kinder Morgan Energy Partners L.P. (KMP) sold its 50 percent interest in Rockies Express, as part of a larger asset group, to Tallgrass Energy Partners, L.P. (Tallgrass). Phillips 66 owns the remaining interest of 25 percent. Our total investment in Rockies Express is accounted for as an equity method investment. We made investments in Rockies Express of $65 million in 2010 and $625 million in 2009.

The general partner of KMP is Kinder Morgan, Inc. (KMI). As a condition of KMI receiving antitrust approval from the Federal Trade Commission (FTC) for its acquisition of El Paso Corporation, KMI agreed to divest certain assets in its natural gas pipeline group. Included in the asset group, as noted above, was KMP's interest in Rockies Express. KMP recorded remeasurement losses during 2012 associated with these operations (classified as discontinued operations by KMP). We have recorded impairments of our partnership investment in Rockies Express of $300 million ($179 million after-tax) in the quarter ended June 30, 2012 and an additional $100 million ($60 million after-tax) in the quarter ended September 30, 2012, which are included in Equity Earnings (Losses), Before Income Tax – Rockies Express Pipeline LLC on the Consolidated Statements of Operations. Our remaining carrying value in Rockies Express as of December 31, 2012 is $361 million. We recorded the write-downs as a result of our estimate of fair value for our investment at the reporting date and our conclusion that the impairments are other-than-temporary, as required by U.S. GAAP. We discuss the fair value measurement of our investment in Rockies Express in Note 11.

For income tax purposes, upon KMP's sale of its 50-percent interest in Rockies Express, the partnership was considered terminated under federal tax law and a new partnership immediately formed which triggered a restart of depreciation method on the partnership's remaining tax basis of its tangible assets. As required by the LLC agreement, KMP made a cash make-whole payment to Sempra Natural Gas of $41 million in November 2012 which was recorded as equity income from Rockies Express.

The 550-MW Elk Hills Power (Elk Hills) plant is located near Bakersfield, California. On December 31, 2010, Sempra Natural Gas sold its 50-percent interest to Occidental Petroleum Corporation, Inc. for a cash purchase price plus year-end cash distribution totaling $179 million. In connection with the sale, Sempra Natural Gas recorded a $10 million pretax loss that is included in Equity Earnings (Losses), Before Income Tax – Other on the Consolidated Statement of Operations for the year ended December 31, 2010.

RBS SEMPRA COMMODITIES

RBS Sempra Commodities is a United Kingdom limited liability partnership formed by Sempra Energy and RBS in 2008 to own and operate the commodities-marketing businesses previously operated through wholly owned subsidiaries of Sempra Energy. We and RBS sold substantially all of the partnership's businesses and assets in four separate transactions completed in July, November, and December of 2010 and February of 2011. We account for our investment in RBS Sempra Commodities under the equity method, and report our share of partnership earnings and other associated costs in Parent and Other.

We recorded no equity earnings or losses related to the partnership for the year ended December 31, 2012. Pretax equity losses from RBS Sempra Commodities were $24 million and $314 million for the years ended December 31, 2011 and 2010, respectively. The partnership income that is distributable to us on an annual basis is computed on the partnership's basis of accounting, IFRS, as adopted by the European Union. For the year ended December 31, 2012, there was no distributable income or loss on an IFRS basis. For the years ended December 31, 2011 and 2010, our share of distributable income (loss), on an IFRS basis, was $(30) million and $53 million, respectively. Included in our pretax equity losses are impairment charges of $16 million ($10 million after-tax) in 2011 and $305 million ($139 million after-tax) in 2010. The impairment charges are included in Equity Earnings (Losses), Before Income Tax – RBS Sempra Commodities LLP on the Consolidated Statements of Operations. We discuss the fair value measurement of our investment in the partnership in Note 11.

Distributions received in 2010 for proceeds from the sale transaction completed in July 2010 were approximately $1 billion, including distributions of 2009 partnership income attributable to the businesses sold, which were $134 million of the $198 million in distributions we received in April 2010 discussed below. Distributions in 2010 for the proceeds from the sale transactions completed in November and December 2010 were $849 million.

In April 2011, we and RBS entered into a letter agreement (Letter Agreement) which amended certain provisions of the agreements that formed RBS Sempra Commodities. The Letter Agreement addresses the wind-down of the partnership and the distribution of the partnership's remaining assets. In accordance with the Letter Agreement, we received distributions of $623 million in 2011. These distributions included sales proceeds and our portion of 2010 distributable income totaling $651 million, less amounts to settle certain liabilities that we owed to RBS of $28 million. We received cash distributions of earnings from the partnership of $198 million in 2010. We received no such cash distributions in 2012. The investment balance of $126 million at December 31, 2012 reflects remaining distributions expected to be received from the partnership in accordance with the Letter Agreement. The timing and amount of distributions may be impacted by the matters we discuss related to RBS Sempra Commodities in Note 15 under “Other Litigation.” In addition, amounts may be retained by the partnership for an extended period of time to help offset unanticipated future general and administrative costs necessary to complete the dissolution of the partnership.

In connection with the Letter Agreement described above, we also released RBS from its indemnification obligations with respect to items for which J.P. Morgan Chase & Co. (JP Morgan), one of the buyers of the partnership's businesses, has agreed to indemnify us.